EXHIBIT 10.8

                                                                  EXECUTION COPY

                           COLLATERAL TRUST AGREEMENT

                               Dated June 28, 2005

                                 by and between

                           OCWEN FINANCIAL CORPORATION

                                       and

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                              as Collateral Trustee

                                TABLE OF CONTENTS

SECTION                                                                                  Page
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
ARTICLE I                                                                                   1
Section 1.01 . Certain Defined Terms                                                        1
Section 1.02 . Certain References                                                           2

ARTICLE II                                                                                  2
Section 2.01 . Cash Collateral                                                              2

ARTICLE III                                                                                 2
Section 3.01 . Direction by OTS                                                             2
Section 3.02 . Right to Initiate Judicial Proceedings, Etc                                  2
Section 3.03 . Remedies Not Exclusive                                                       3
Section 3.04 . Waiver of Certain Rights                                                     3
Section 3.05 . Limitation on Collateral Trustee's Duties in Respect of Cash Collateral      3
Section 3.06 . Limitation by Law                                                            3
Section 3.07 . Absolute Rights of Guaranteed Parties                                        3

ARTICLE IV                                                                                  4
Section 4.01 . Disbursement of Amounts in Cash Collateral Account                           4
Section 4.02 . Full Release of Cash Collateral Upon Termination Date                        4
Section 4.03 . Effect of Release of Cash Collateral                                         5

ARTICLE V                                                                                   5
Section 5.01 . Delivery of Agreements                                                       5
Section 5.02 . Compensation and Expenses                                                    5
Section 5.03 . Stamp and Other Similar Taxes                                                5
Section 5.04 . Filing Fees, Excise Taxes, Etc.                                              5
Section 5.05 . Indemnification                                                              6
Section 5.06 . Further Assurances                                                           6

ARTICLE VI                                                                                  6
Section 6.01 . Declaration of Trust                                                         6
Section 6.02 . Exculpatory Provisions                                                       6
Section 6.03 . Delegation of Duties                                                         7
Section 6.04 . Reliance by Collateral Trustee                                               7
Section 6.05 . Limitations on Duties of the Trustee                                         7
Section 6.06 . Moneys to Be Held in Trust                                                   8
Section 6.07 . Resignation and Removal of Collateral Trustee                                8
Section 6.08 . Status of Successors to Trustee                                              8
Section 6.09 . Merger of the Collateral Trustee                                             8
Section 6.10 . Additional Co-Trustees; Separate Trustees                                    9
Section 6.11 . Trustee Appointed Attorney-in-Fact                                           9
Section 6.12 . Ordinary Care                                                               10

ARTICLE VII                                                                                10
Section 7.01 . Amendments, Supplements and Waivers                                         10
Section 7.02 . Additional Actions                                                          10
Section 7.03 . Notices                                                                     10
Section 7.04 . Headings                                                                    10
Section 7.05 . Severability                                                                11
Section 7.06 . Dealings with the Grantor                                                   11
Section 7.07 . Claims Against Trustee                                                      11
Section 7.08 . Binding Effect                                                              11

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
Section 7.09 . Governing Law                                                               11
Section 7.10 . Effectiveness                                                               11
Section 7.11 . Effect on Guaranty                                                          11
Section 7.12 . Counterparts                                                                11

Exhibit A -             Guaranty
Exhibit B -             Form of Certificate of Demand

                           COLLATERAL TRUST AGREEMENT

        COLLATERAL TRUST AGREEMENT, dated June 28, 2005, by and between OCWEN FINANCIAL CORPORATION, Florida corporation (the "Grantor"), THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association (together with any successor collateral trustee appointed pursuant to Article 6, the "Collateral Trustee"), as trustee for the Guaranteed Parties (as defined below). Certain capitalized terms used herein are defined in Article 1 of this Agreement.

PRELIMINARY STATEMENTS:

        (1) The Grantor has executed and delivered to the Office of Thrift Supervision (together with any governmental agency succeeding to any of its principal functions in the event that the Office of Thrift Supervision ceases to exist, the "OTS"), for the benefit of the Guaranteed Parties (as defined therein), a Guaranty (the "Guaranty") dated as of the date hereof in respect of the Guaranteed Obligations (as defined therein). Capitalized terms used but not defined herein are used herein as defined in the Guaranty, a copy of which is attached hereto as Exhibit A.

        (2) In order to secure the Guaranteed Obligations, the Grantor has executed and delivered to the OTS, for the benefit of the Guaranteed Parties, a Cash Collateral Agreement (the "Cash Collateral Agreement") dated the date hereof.

        (3) Pursuant to the terms of the Guaranty and the Cash Collateral Agreement, the Grantor has opened a non-interest bearing cash collateral account (the "Cash Collateral Account"), in the name of the Grantor but under the sole control and dominion of the Collateral Trustee.

        NOW, THEREFORE, in consideration of the premises, the Grantor hereby agrees with the Collateral Trustee for its benefit and the equal and ratable benefit of the Guaranteed Parties as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01. Certain Defined Terms. The following terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "Account Bank" has the meaning specified in the Cash Collateral
Agreement.

        "Affiliate" means, with respect to a particular Person, (a) any Person which, directly or indirectly, controls, is controlled by, or is under common control with such particular Person, or (b) any Person who is a director or officer of such particular Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

        "Authorized Officer" means the Chairman, the President, any Vice President, the Secretary or the Treasurer of a Person or any other officer designated as an "Authorized Officer" by the Board of Directors (or equivalent governing body) of such Person. "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time. "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City or the city in which the Collateral Trustee maintains its corporate trust office.

        "Cash Collateral" has the meaning specified in the Cash Collateral Agreement.

        "Cash Collateral Account" has the meaning specified in the Preliminary Statements.

        "Cash Collateral Agreement" has the meaning specified in the Preliminary Statements.

        "Certificate of Demand" means a certificate substantially in the form of Exhibit B executed by a Guaranteed Party and delivered to the Collateral Trustee pursuant to Section 4.01.

        "Certified Claim" means an unpaid and unsatisfied, or partially paid and partially satisfied, Claim (as defined in the Guaranty) in respect of any Guaranteed Obligations (a) that is a present right to payment, (b) has been reduced to judgment and/or is otherwise due and payable and enforcement thereof has not been effectively stayed, (c) with respect to which demand has been made upon the Grantor under the Guaranty and (d) with respect to which a true, correct and complete Certificate of Demand has been executed and delivered to the Collateral Trustee and the Grantor.

        "Collateral Trust Estate" means all of the right, title and interest of the Collateral Trustee, whether now owned or hereafter acquired, in and to the Cash Collateral.

        "Collateral Trustee" has the meaning specified in the recital of parties to this Agreement.

        "Collateral Trustee's Fees" means the fees and other amounts payable to the Collateral Trustee pursuant to Sections 5.02, 5.03 and 5.04 and amounts claimed and unpaid pursuant to Section 5.05.

        "Guaranteed Obligations" has the meaning specified in the Guaranty.

        "Guaranteed Parties" has the meaning specified in the Guaranty.

        "Guaranty" has the meaning specified in the Preliminary Statements.

        "OTS" has the meaning specified in the Preliminary Statements.

        "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

        "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital of such partnership, joint venture or limited liability company, or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

        Section 1.02. Certain References. In this Agreement, the words "hereof," "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All section, schedule and exhibit references set forth in this Agreement are, unless otherwise specified, references to such section in, or schedule or exhibit to, this Agreement.

                                   ARTICLE II

                       CONFIRMATION OF SECURITY INTERESTS

        Section 2.01. Cash Collateral. The Grantor hereby confirms that, pursuant to the terms of the Cash Collateral Agreement, the Grantor has pledged and assigned to the Collateral Trustee for its benefit and in trust for the ratable benefit of the Guaranteed Parties, and has granted the Collateral Trustee for its benefit and in trust for the ratable benefit of the Guaranteed Parties a lien on and security interest in, the Cash Collateral described therein.

                                   ARTICLE III

                          ACTIONABLE DEFAULTS; REMEDIES

        Section 3.01. Direction by OTS. As to any matters not expressly provided for under this Agreement, the Guaranty or the Cash Collateral Agreement, the Collateral Trustee shall not be required to exercise any discretion or to take any action under this Agreement, the Guaranty or the Cash Collateral Agreement or in respect of the Cash Collateral, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) in accordance with the instructions of the OTS.

        Section 3.02. Right to Initiate Judicial Proceedings, Etc. (a) Upon the occurrence of and during the continuance of any Event of Default under the Guaranty, the Collateral Trustee (i) shall have the right and power to institute and maintain such suits and proceedings as it or the OTS may deem appropriate to protect and enforce the rights vested in it by this Agreement and the Cash Collateral Agreement and (ii) may either, after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Cash Collateral and to dispose of, collect or otherwise realize upon, all or any portion of the Collateral Trust Estate under the judgment or decree of a court of competent jurisdiction.

            (b) If a receiver of the Collateral Trust Estate shall be appointed in judicial proceedings, the Collateral Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash held by or deposited with it or its agents or co-trustees pursuant to any provision of this Agreement or the Cash Collateral Agreement.

        Section 3.03. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the Cash Collateral Agreement is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Cash Collateral Agreement or now or hereafter existing at law or in equity or by statute.

            (b) No delay or omission of the Collateral Trustee to exercise any right, remedy or power hereunder or under the Cash Collateral Agreement shall impair any such right, remedy or power or shall be construed to be a waiver of any Event of Default under the Guaranty or any acquiescence therein; and every right, power and remedy given by this Agreement or the Cash Collateral Agreement to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

            (c) In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or the Cash Collateral Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case the Grantor, the Collateral Trustee and the Guaranteed Parties shall, subject to any determination in such proceeding, severally be restored to their former positions and rights hereunder and under the Cash Collateral Agreement with respect to the Collateral Trust Estate, the Cash Collateral Account and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

            (d) The Grantor expressly agrees that all rights of action and rights to assert claims upon or under this Agreement and the Cash Collateral Agreement may be enforced by the Collateral Trustee without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Cash Collateral.

        Section 3.04. Waiver of Certain Rights. The Grantor, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent Affiliates, creditors, vendees, assignees and lienors, expressly waives and releases, to the fullest extent permitted by law, any, every and all rights to demand or to have any marshalling of the Collateral Trust Estate upon any enforcement of the Cash Collateral Agreement, including, without limitation, upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of the Cash Collateral Agreement or this Agreement and consents and agrees that all the Collateral Trust Estate and any such sale may be offered and sold as an entirety.

        Section 3.05. Limitation on Collateral Trustee's Duties in Respect of Cash Collateral. Beyond the duties set forth in this Agreement and the Cash Collateral Agreement, the Collateral Trustee shall not have any duty to the Grantor, the OTS or the Guaranteed Parties as to any Cash Collateral in the Collateral Trustee's possession or control or in the possession or control of any agent or nominee of the Collateral Trustee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Collateral Trustee shall be liable for its failure to exercise ordinary care in the handling of moneys and securities actually received by it.

        Section 3.06. Limitation by Law. All rights, remedies and powers provided by this Article 3 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Article 3 are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part.

        Section 3.07. Absolute Rights of Guaranteed Parties. Notwithstanding any other provision of this Agreement or the Cash Collateral Agreement, each of the Guaranteed Parties has an absolute and unconditional right to receive payment of all of the Guaranteed Obligations owing to such Guaranteed Party when the same becomes due and payable and at the time and place and otherwise in the manner set forth in the Guaranty, and the right of each such Guaranteed Party to institute proceedings for the enforcement of such payment on or after the date such payment becomes due and to assert its position as a secured creditor in a proceeding under the Bankruptcy Code in which the Grantor is a debtor, and the obligation of the Grantor to pay all of the Guaranteed Obligations owing to each of the Guaranteed Parties as, when and to the extent payable, shall not be impaired or affected without the consent of such Guaranteed Party. In addition, the right of any Guaranteed Party to receive payment or security from sources other than the Cash Collateral shall not be, and is not hereby, impaired or affected in any manner. Without limiting the generality of the foregoing provisions of this Section 3.07, no Guaranteed Party shall be obligated to share with any other Guaranteed Party any proceeds of any Cash Collateral other than pursuant to, and to the extent expressly required under, this Agreement, the Guaranty and the Cash Collateral Agreement; nor shall any Guaranteed Party's right to receive its ratable share of any amounts maintained in the Cash Collateral Account, if any, or any proceeds of any of the Cash Collateral, or any part thereof, under the terms of this Agreement or the Cash Collateral Agreement be diminished or affected in any way by its right to receive proceeds of any other collateral or right of setoff, or payment upon a guaranty or from any other source.

                                   ARTICLE IV

                    DISBURSEMENTS; RELEASE OF CASH COLLATERAL

        Section 4.01. Disbursement of Amounts in Cash Collateral Account. (a) No earlier than five days (but no later than seven days) following receipt by the Collateral Trustee of a Certificate of Demand (together with such other certifications or documentation evidencing the related Certified Claim as the Collateral Trustee may reasonably request), the Collateral Trustee shall instruct the Account Bank to pay to the applicable Guaranteed Party the full amount of the Certified Claim described in such Certificate of Demand from the amounts on deposit in the Cash Collateral Account. Notwithstanding the foregoing, if within five days following receipt by the Collateral Trustee of a Certificate of Demand with respect to any Certified Claim the Grantor shall have presented to the Collateral Trustee (i) a cancelled check or (ii) proof of payment by wire transfer evidencing, in each case, the payment in full of such Certified Claim, then the Collateral Trustee shall not instruct the Account Bank to pay the applicable Guaranteed Party.

            (b) If, upon receipt of any Certificate of Demand, the Collateral Trustee shall have reason to believe that such Certificate of Demand is incorrect, false or fraudulent, the Collateral Trustee shall be entitled to consult with independent counsel or seek instructions from a court of competent jurisdiction, all as provided in Section 6.04(b). Notwithstanding the foregoing, the Collateral Trustee may conclusively rely without independent verification on any Certificate of Demand and shall have no duty to make any independent inquiry or investigation before instructing the Account Bank to pay any Certified Claim pursuant to subsection (a) above.

            (c) If at any time (i) there shall be more than one unpaid and outstanding Certified Claim in respect of which the Collateral Trustee shall have received a Certificate of Demand and (ii) the amounts on deposit in the Cash Collateral Account at such time shall be insufficient to pay all such Certified Claims, the Collateral Trustee shall make payments to each applicable Guaranteed Party ratably in accordance with such Guaranteed Party's Certified Claim, regardless of the order in which such Certificates of Demand were submitted to the Collateral Agent. Nothing in the foregoing sentence shall be construed to limit the obligation of the Grantor to maintain the Minimum Cash Collateral Account pursuant to the Guaranty and the Cash Collateral Agreement.

            (d) If at any time the amount on deposit in the Cash Collateral Account is less than the Minimum Cash Collateral Amount (whether as a result of disbursements pursuant to this Section 4.01 or otherwise), the Collateral Trustee shall promptly send a written notice to the Grantor and the OTS setting forth the total amount of moneys in the Cash Collateral Account at such time.

        Section 4.02. Full Release of Cash Collateral Upon Termination Date. (a) The Collateral Trustee shall promptly release the Cash Collateral upon the fulfillment of the conditions set forth in, and in accordance with the provisions of, Section 4.02(c).

            (b) Upon the occurrence of the Termination Date, the Grantor shall deliver to the OTS and the Collateral Trustee a certificate of an Authorized Officer of the Grantor certifying that, to the best of the Grantor's knowledge, both of the following have been indefeasibly paid in full in cash: (i) all Guaranteed Obligations with respect to which a Claim (as defined in the Guaranty) was asserted (whether under the Guaranty or otherwise) on or prior to the sixth anniversary of the date on which the FSB's federal bank charter was cancelled and (ii) all other amounts payable by the Grantor under the Guaranty (whether in respect of enforcement costs, indemnification payments or otherwise).

            (c) The Collateral Trustee shall, upon the request of the Grantor accompanied by (i) the certificate described in subsection (b) above and (ii) a written notice of non-objection from the OTS (a "Notice of Non-Objection") (upon which, in each case, the Collateral Trustee may conclusively rely without independent verification) release all the Cash Collateral from the security interest in its favor and deliver to the Grantor all Cash Collateral in the possession of the Collateral Trustee, provided that the Grantor shall have made adequate provision for the expenses of the Collateral Trustee associated with such release of Cash Collateral and all other expenses of, or payable to, the Collateral Trustee hereunder. If the Collateral Trustee shall not have received a Notice of Non-Objection from the OTS, or if the OTS shall have notified the Collateral Trustee that it has reason to believe that the Termination Date has not occurred, the Collateral Trustee shall not release the Cash Collateral unless and until the OTS or a court of competent jurisdiction pursuant to a final, non-appealable judgment (including a judgment that becomes non-appealable by reason of expiration of any period of time limiting the right to appeal therefrom) so directs the Collateral Trustee.

            (d) Any Notice of Non-Objection delivered to the Collateral Trustee by the OTS pursuant to subsection (c) above shall be conclusive and binding on all parties (including, without limitation, the Guaranteed Parties). The OTS shall incur no liability whatsoever to any Guaranteed Party in connection with the delivery of a Notice of Non-Objection on the basis of any good-faith belief (without any requirement that the OTS independently investigate the same or make an independent determination with respect thereto) that the Termination Date has occurred.

        Section 4.03. Effect of Release of Cash Collateral. Upon the effectiveness of the release of the Cash Collateral pursuant to Section 4.02, all right, title and interest of the Collateral Trustee and the Guaranteed Parties in, to and under the Collateral Trust Estate, the Cash Collateral and the Cash Collateral Agreement shall terminate and shall revert to the Grantor and its successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease; and in such case, upon the written request of the Grantor, its successors or assigns, and at the cost and expense of the Grantor, its successors or assigns, the Collateral Trustee shall execute and deliver a satisfaction of the Cash Collateral Agreement and such other instruments provided to it as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Cash Collateral Agreement and the security interests granted thereunder and shall transfer, or cause to be transferred, and shall deliver or cause to be delivered to the Grantor, all property, including all moneys, instruments and securities of the Grantor then held by the Collateral Trustee. The cancellation and satisfaction of the Cash Collateral Agreement shall be without prejudice to the rights of the Collateral Trustee or any successor trustee or trustees to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

                                    ARTICLE V

                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

        Section 5.01. Delivery of Agreements. The Grantor has delivered to the Collateral Trustee a true and complete copy of the Guaranty as in effect on the date hereof. The Grantor agrees that, promptly upon the execution thereof, the Grantor will deliver to the Collateral Trustee a true and complete copy of any and all amendments, modifications or supplements to the Guaranty entered into subsequent to the date hereof.

        Section 5.02. Compensation and Expenses. The Grantor agrees to pay to the Collateral Trustee and any co-trustees or successor trustees appointed hereunder, from time to time upon demand, (a) reasonable compensation for their services hereunder and under the Cash Collateral Agreement and for administering the Collateral Trust Estate and the Cash Collateral Account and (b) all the fees, costs and expenses incurred by any of them (including, without limitation, the reasonable fees and disbursements of counsel) (i) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement, the Guaranty and the Cash Collateral Agreement or the enforcement of any of the provisions hereof or thereof or (ii) incurred or required to be advanced in connection with the administration of the Collateral Trust Estate, the Cash Collateral Account, the sale or other disposition of Cash Collateral pursuant to the Cash Collateral Agreement and the preservation, protection or defense of their rights under this Agreement and in and to the Cash Collateral, the Cash Collateral Account and the Collateral Trust Estate. As security for such payment, the Collateral Trustee shall have a prior lien upon all Cash Collateral and other property and funds held or collected by the Collateral Trustee as part of the Collateral Trust Estate. The Grantor's obligations under this Section 5.02 shall survive the termination of the other provisions of this Agreement.

        Section 5.03. Stamp and Other Similar Taxes. The Grantor agrees to indemnify and hold harmless the Collateral Trustee and each Guaranteed Party from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the Guaranty or the Cash Collateral Agreement. The obligations of the Grantor under this Section 5.03 shall survive the termination of the other provisions of this Agreement.

        Section 5.04. Filing Fees, Excise Taxes, Etc. The Grantor agrees to pay or to reimburse the Collateral Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, intangible taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and the Cash Collateral Agreement. The obligations of the Grantor under this Section 5.04 shall survive the termination of the other provisions of this Agreement.

        Section 5.05. Indemnification. (a) The Grantor agrees to pay, indemnify, and hold harmless the Collateral Trustee and each of the agents thereof from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the costs and expenses of defending any claim against any of them) with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Guaranty and the Cash Collateral Agreement unless and to the extent arising from the gross negligence or willful misconduct of the Collateral Trustee or such of the agents thereof as are seeking indemnification or any failure of the Collateral Trustee or any such agent to exercise ordinary care in the handling of moneys and securities actually received by the Collateral Trustee or any such agent. As security for such payment, the Collateral Trustee shall have a prior lien upon all Cash Collateral and other property and funds held or collected by the Collateral Trustee as part of the Collateral Trust Estate.

            (b) In any suit, proceeding or action brought by the Collateral Trustee under or with respect to the Cash Collateral Agreement or the Cash Collateral for any amount owing thereunder, or to enforce any provisions thereof, the Grantor will save, indemnify and hold harmless the Collateral Trustee, the OTS and the Guaranteed Parties from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (unless and to the extent that such expense, loss or damage is caused by the gross negligence or willful misconduct of the Collateral Trustee or the failure of the Collateral Trustee to exercise ordinary care in the handling of moneys and securities actually received by the Collateral Trustee), arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantor and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Collateral Trustee, the OTS or any Guaranteed Party. The agreements in this Section 5.04 shall survive the termination of the other provisions of this Agreement.

        Section 5.06. Further Assurances. (a) The Grantor agrees, from time to time, at its own expense to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, and cause any of its Subsidiaries, if any, to promptly execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, mortgages, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as may be necessary or desirable, or as the Collateral Trustee or the OTS may reasonably request from time to time in order (i) to carry out more effectively the purposes of this Agreement, (ii) to subject to the liens and security interests created by the Cash Collateral Agreement any of the properties, rights or interests of the Grantor covered or now or hereafter intended to be covered by the Cash Collateral Agreement, (iii) to perfect and maintain the validity, effectiveness and priority of the Cash Collateral Agreement and the liens and security interests intended to be created thereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Collateral Trustee, the OTS and the Guaranteed Parties the rights granted or now or hereafter intended to be granted to the Collateral Trustee, the OTS and the Guaranteed Parties under the Cash Collateral Agreement or under any other instrument executed in connection with the Cash Collateral Agreement, and (v) to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder and under the Cash Collateral Agreement with respect to any Cash Collateral; provided, however, that this Section 5.06 shall not be construed to require the Grantor to grant any interest in Cash Collateral other than pursuant to this Agreement or the Cash Collateral Agreement. Without limiting the generality of the foregoing, the Grantor will take any such action required to be taken by it pursuant to the Cash Collateral Agreement.

            (b) The Grantor hereby authorizes the Collateral Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Cash Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement, the Cash Collateral Agreement or any financing statement covering the Cash Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) The Grantor will furnish such information about the Cash Collateral as the Collateral Trustee may reasonably request from time to time.

                                   ARTICLE VI

                             THE COLLATERAL TRUSTEE

        Section 6.01. Declaration of Trust. The Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Article 6. Further, the Collateral Trustee, for itself and its successors, does hereby declare that it will hold all of the estate, right, title and interest in the Collateral Trust Estate and the Cash Collateral Account for the ratable benefit of the Guaranteed Parties as provided herein.

        Section 6.02. Exculpatory Provisions. (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Cash Collateral Agreement, all of which are made solely by the Grantor. The Collateral Trustee make no representations as to the value or condition of the Collateral Trust Estate, the Cash Collateral Account or any part thereof, or as to the title of the Grantor thereto or as to the security afforded by the Cash Collateral Agreement or this Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, the Cash Collateral Agreement or the Guaranty, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring the Collateral Trust Estate, filing financing or continuation statements, or for the payment of taxes, charges, assessments or liens upon the Collateral Trust Estate or otherwise as to the maintenance of the Collateral Trust Estate or the Cash Collateral Account, except that in the event that any Collateral Trustee enters into possession of a part or all of the Collateral Trust Estate or the Cash Collateral Account the Collateral Trustee shall preserve the part in its possession.

            (b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Grantor of any of the covenants or agreements contained herein or in the Cash Collateral Agreement or the Guaranty.

        Section 6.03. Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of the Grantor or any Affiliate of the Grantor). The Collateral Trustee shall be entitled to rely upon advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by it in good faith.

        Section 6.04. Reliance by Collateral Trustee. (a) Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder by the Collateral Trustee unless otherwise provided herein, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Grantor delivered to the Collateral Trustee and the OTS, and such certificate shall constitute a full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon unless (i) the Collateral Trustee shall have actual knowledge of an inaccuracy therein or (ii) the OTS shall provide contrary information with respect to such matter within 30 days of receipt thereof by the OTS, in which case the Collateral Trustee may conclusively rely on the information provided by the OTS.

            (b) The Collateral Trustee may consult with independent counsel (including, without limitation, counsel to or any employee of the Collateral Trustee, the Grantor or any Affiliate of the Grantor), and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith unless the Collateral Trustee has actual knowledge of a reason to question the validity or accuracy of such opinion or of any assumptions expressed therein as the basis for such opinion. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Collateral Trust Estate or the Cash Collateral Account from any court of competent jurisdiction.

            (c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which they reasonably believe to be genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notices, certificates or opinions furnished to the Collateral Trustee that conform to the requirements of this Agreement, the Guaranty or the Cash Collateral Agreement.

        Section 6.05. Limitations on Duties of the Trustee. (a) The Collateral Trustee undertakes to perform only the duties expressly set forth herein and no implied covenant or obligation shall be read into this Agreement against the Collateral Trustee.

            (b) The Collateral Trustee may exercise the rights and powers granted to it by this Agreement and the Cash Collateral Agreement, but only pursuant to the terms of this Agreement, and the Collateral Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the OTS.

            (c) Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or under the Cash Collateral Agreement except upon the written request of the OTS and subject to the provisions of Section 3.03(b) hereof. The Collateral Trustee shall make available for inspection and copying by the OTS each certificate or other paper furnished to the Collateral Trustee by the Grantor or by any other Person, under or in respect of this Agreement, the Cash Collateral Agreement or any of the Collateral Trust Estate.

        Section 6.06. Moneys to Be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or the Cash Collateral Agreement shall be segregated and held in trust for the purposes for which they were paid or are held and the Collateral Trustee shall exercise ordinary care in the handling of any such moneys actually received by it.

        Section 6.07. Resignation and Removal of Collateral Trustee. (a) The Collateral Trustee may at any time, by giving 30 days' prior written notice to the Grantor and the OTS, resign and be discharged of its responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee or trustees by the OTS, the acceptance of such appointment by such successor trustee or trustees and, unless an Event of Default under the Guaranty has occurred and is continuing, the consent to the appointment of such successor trustee or trustees by the Grantor. The Collateral Trustee may be removed at any time (with or without cause) and a successor trustee or trustees appointed by the OTS, subject to, unless an Event of Default under the Guaranty has occurred and is continuing, the consent of the Grantor, provided that the Collateral Trustee shall be entitled to its fees and expenses accrued to the date of removal. If the Collateral Trustee resigns or is removed as provided in this Section 6.07 the consent to the appointment of a successor trustee or trustees shall not be unreasonably withheld and shall be deemed to have been given if the Grantor shall not have reasonably objected to any proposed successor trustee or trustees within 10 Business Days of receipt of notice of the identity thereof from the OTS. If no successor trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such vote for removal, the Collateral Trustee shall, or the OTS may, apply, at the expense of the Grantor, to any court of competent jurisdiction to appoint a successor trustee or trustees to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees approved by the Grantor and OTS as above provided.

            (b) If at any time the Collateral Trustee shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor trustee or trustees shall be appointed by the OTS, subject to, unless an Event of Default under the Guaranty has occurred and is continuing, the consent of the Grantor, which consent shall not be unreasonably withheld, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and cancelled without procuring the resignation of such predecessor trustee or trustees, and without any formality (except as may be required by applicable law) other than appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and the Grantor and filed for record in each public office, if any, in which this Agreement is required to be filed.

            (c) The appointment and designation referred to in Section 6.07(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the OTS, the Grantor or its successor trustee or trustees, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it or them to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from the Grantor be required by any successor trustee or trustees for more fully and certainly vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be executed, acknowledged and delivered by the Grantor.

            (d) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the expense of the Grantor. The resignation of any trustee or trustees and the instrument removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Article 6 shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Grantor, wherever this Agreement is recorded, registered and filed.

        Section 6.08. Status of Successors to Trustee. Every successor to the Collateral Trustee appointed pursuant to Section 6.07 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia and having its principal corporate trust office within the State of Delaware, the State of New York, or another state acceptable to the OTS, and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms.

        Section 6.09. Merger of the Collateral Trustee. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

        Section 6.10. Additional Co-Trustees; Separate Trustees. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Cash Collateral shall be located, or the Collateral Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interest of the Guaranteed Parties, or the OTS shall in writing so request by notice to the Collateral Trustee and the Grantor, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, or the Grantor shall in writing so request by notice to the Collateral Trustee with the consent of the OTS, the Collateral Trustee and the Grantor shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee, the Grantor and the OTS, either to act as co-trustee or co-trustees of all or any of the Cash Collateral, jointly with the Collateral Trustee originally named herein or any successor, or to act as separate trustee of any such property. In the event the Grantor shall not have joined in the execution of such instruments and agreements within 10 days after the receipt of a written request from the Collateral Trustee so to do, or in case an Event of Default under the Guaranty shall have occurred and be continuing, the Collateral Trustee may act under the foregoing provisions of this Section 6.10 without the concurrence of the Grantor (but with the concurrence of the OTS), and the Grantor hereby appoints the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this
Section 6.10 in either of such contingencies.

            (b) Any separate trustee and any co-trustee (other than any trustee which may be appointed as successor to the Collateral Trustee pursuant to
Section 6.07) shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

        (i) all rights, powers, duties and obligations conferred upon the trustees in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustee originally named herein or its successors appointed pursuant to Section 6.07;

        (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or co-trustee, jointly, as shall be provided in the instrument appointing such separate trustee or co-trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

        (iii) no power given hereby to, or which it is provided hereby may be exercised by, any such co-trustee or separate trustee, shall be exercised hereunder by such co-trustee or separate trustee, except jointly with, or with the consent in writing of, the Collateral Trustee, anything herein contained to the contrary notwithstanding;

        (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

        (v) the Grantor and the Collateral Trustee, at any time, by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee, and in that case, by an instrument in writing executed by the Grantor and the Collateral Trustee jointly, may appoint a successor (who shall be acceptable to the OTS) to such a separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantor shall not have joined in the execution of any such instrument within 10 days after the receipt of a written request from the Collateral Trustee so to do, or in case an Event of Default under the Guaranty shall have occurred and be continuing, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint (with the consent of the OTS) a successor without the concurrence of the Grantor and the Grantor hereby appoints the Collateral Trustee its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Collateral Trustee shall have appointed a separate trustee or co-trustee or as above provided, they may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee, the successor to any such separate trustee to be appointed by the Grantor and the Collateral Trustee, or by the Collateral Trustee alone, as hereinbefore provided in this Section 6.10.

        Section 6.11. Trustee Appointed Attorney-in-Fact. The Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantor or its own name and in the place and stead of the Grantor and in the name of the Grantor, from time to time at the direction of the OTS, to take any action and to execute any instrument which the same may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Cash Collateral or any part thereof and to give full discharge for the same. The Grantor acknowledges and agrees that the foregoing power of attorney is coupled with an interest and may not be revoked or modified except with the consent of the Collateral Trustee or as otherwise provided herein.

        Section 6.12. Ordinary Care. The Collateral Trustee shall be deemed to have exercised ordinary care in the custody and preservation of the Cash Collateral in its possession if the Cash Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property and reasonable care is exercised by the Collateral Trustee in handling any moneys or securities actually received by it, it being understood that the Collateral Trustee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Cash Collateral, whether or not the Collateral Trustee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Cash Collateral.

                                   ARTICLE VII

                                  MISCELLANEOUS

        Section 7.01. Amendments, Supplements and Waivers. (a) With the written consent of the OTS and the Collateral Trustee, the Grantor may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or the Cash Collateral Agreement or changing in any manner the rights of the Collateral Trustee, the Guaranteed Parties and the Grantor hereunder or thereunder; provided, however, that no such supplemental agreement shall amend, modify or waive any provision of this Section 7.01. Any such supplemental agreement shall be binding upon the Grantor, the Guaranteed Parties and the Collateral Trustee and their respective successors. The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate of an Authorized Officer of the Grantor to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the Guaranty.

            (b) The Collateral Trustee may, from time to time, enter into amendments to the Cash Collateral Agreement as provided in Section 25 thereof; provided that the Collateral Trustee shall not, without the prior written consent of the OTS, enter into any amendment of the Cash Collateral Agreement that could reasonably be expected to be adverse in any material respect to the rights and interests of the OTS or the Guaranteed Parties.

        Section 7.02. Additional Actions. Whether or not an Event of Default under the Guaranty has occurred and is continuing, the Collateral Trustee shall comply and shall be fully protected in complying with any reasonable request of the OTS, to take or refrain from taking certain actions with respect to the Cash Collateral, the Cash Collateral Account or the Guaranteed Parties, provided, in each case, that the Collateral Trustee shall not take or refrain from taking such actions if to do so would violate applicable law or the terms of this Agreement, the Cash Collateral Agreement or the Guaranty or if the Collateral Trustee shall not be indemnified as provided in Section 5.05(b).

        Section 7.03. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or electronic communication) and mailed, telegraphed, telecopied or delivered to it:

        (a) If to the Grantor, to its address at 1661 Worthington Road, Suite 100, West Palm Beach, FL 33401, Attention: Secretary (telecopy no. (561) 692-8177) or at such other address as shall be designated by it in a written notice to the OTS and the Collateral Trustee;

        (b) If to the Collateral Trustee, at 10161 Centurion Parkway, Jacksonville, FL, 32256, Attention: Corporate Trust Administration, or at such other address as shall be designated by it in a written notice to the Grantor and the OTS; and

        (c) If to the OTS, to its address at Harborside Financial Center, Plaza Five, Suite 1600, Jersey City, New Jersey 07311, Attention: Regional Director (telecopy no. (201) 413-7543), or at such other address as shall be designated by it in a written notice to the Grantor and the Collateral Trustee.

        All such notices and other communications shall, when mailed, telegraphed, telecopied, or e-mailed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or sent by electronic communication, respectively.

        Section 7.04. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

        Section 7.05. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement shall be effective as delivery of an original executed counterpart thereof.

        Section 7.06. Dealings with the Grantor. Upon any application or demand by the Grantor to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement, the Grantor shall (unless otherwise waived by the Collateral Trustee in writing) furnish to the Collateral Trustee a certificate signed by an Authorized Officer stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.

        Section 7.07. Third Party Beneficiaries. This Agreement is made for the benefit of the Guaranteed Parties, and the Guaranteed Parties may from time to time enforce their rights as explicit beneficiaries hereunder.

        Section 7.08. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Guaranteed Parties and their respective successors and assigns and nothing herein or in the Cash Collateral Agreement or the Guaranty is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Cash Collateral Agreement, the Cash Collateral, the Cash Collateral Account or the Collateral Trust Estate or any part thereof.

        Section 7.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        Section 7.10. Effectiveness. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect so long as the Collateral Trustee shall have any obligations hereunder.

        Section 7.11. Effect on Guaranty. Nothing in this Agreement shall operate or be deemed to prevent any amendment, modification or waiver of the Guaranty by the parties thereto in accordance with the terms thereof.

        Section 7.12. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                [Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            OCWEN FINANCIAL CORPORATION

                                            By:    /s/ WILLIAM C. ERBEY
                                                   -----------------------------
                                            Title: Chairman and CEO


                                            THE BANK OF NEW YORK TRUST
                                            COMPANY, N.A., as Collateral Trustee

                                            By:    /s/ CRAIG A. KAYE
                                                   -----------------------------
                                            Title: Assistant Vice President

                                                                       Exhibit A
                                                                          to the
                                                      Collateral Trust Agreement

                                    GUARANTY

                                                                       Exhibit B
                                                                          to the
                                                      Collateral Trust Agreement

                          FORM OF CERTIFICATE OF DEMAND

The Bank of New York Trust Company, N.A.,
  as Collateral Trustee under the
  Collateral Trust Agreement
  referred to below
10161 Centurion Parkway
Jacksonville, FL  32256
Attention:  Corporate Trust Administration

Ocwen Financial Corporation
1661 Worthington Road, Suite 100
West Palm Beach, FL  33401
Attention:  Secretary

Date:

        The undersigned (the "Guaranteed Party") hereby certifies, pursuant to the Collateral Trust Agreement dated June 28, 2005 (the "Collateral Trust Agreement") by and between Ocwen Financial Corporation ("Ocwen"), as Grantor, and The Bank of New York Trust Company, N.A., as Collateral Trustee (the "Collateral Trustee"), as follows:

        1. The undersigned has a claim for the present payment of money (the "Claim") in respect of obligations guaranteed by Ocwen pursuant to the Guaranty dated as of June 28, 2005 (the "Guaranty"). A description of the Claim is attached hereto.

        2. The Claim, the full amount of which is $__________, [has been reduced to judgment [and enforcement thereof has not been effectively stayed] and] is otherwise due and payable. A true and correct copy of the [judgment] [invoice] [etc.] evidencing the Claim is attached hereto.

        3. The undersigned has made written demands for payment (true and correct copies of which are attached hereto) upon (a) the primary obligor with respect to the Claim and (b) Ocwen, under the Guaranty (collectively, the "Demands for Payment"). Not less than five business days have elapsed since the date of each such Demand for Payment.

        4. As of the date hereof, (a) the primary obligor has [paid to the Guaranteed Party the amount of $__________] [made no payment whatsoever] and (b) Ocwen has [paid to the Guaranteed Party the amount of $__________] [made no payment whatsoever], in each case, in respect of the Demands for Payment attached hereto.

        5. The unsatisfied amount currently due and payable with respect to such Demands for Payment is $__________. Pursuant to the terms of the Collateral Trust Agreement, the undersigned hereby requests that the Collateral Trustee pay such amount to the following account:

                           ______________________
                           ______________________
                           ______________________

                                                    By
                                                          ----------------------
                                                    Name: